SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):     April 19, 1996



                        North Atlantic Technologies, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Minnesota
                 (State or other jurisdiction of incorporation)


        2-85984-C                                           41-1390785
(Commission File Number)                       (IRS Employer Identification No.)


         8120 Penn Avenue South, Suite 435, Bloomington, Minnesota 55431
               (Address of principal executive offices)          (Zip Code)


                                 (612) 888-8553
                         (Registrant's telephone number)


ITEM 3.  BANKRUPTCY.

         On February 1, 1996, North Atlantic Technologies, Inc. (the "Company") filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, District of Minnesota (the "Bankruptcy Court"), case No. 3-96-0526. On April 19, 1996, the Bankruptcy Court entered an Order confirming the Company's Amended Plan of Reorganization dated March 8,1996 (the "Plan"), and the Company's Second Amended Disclosure Statement dated March 13, 1996 (the "Disclosure Statement").

         The Plan generally provides for secured claims to be confirmed with their outstanding balances as of February 1, 1996, according to the same or modified terms of repayment. Under the Plan, the Company's outstanding line of credit balance with First Bank, N.A. (the "Line of Credit"), of approximately $1,355,000, plus $100,000 in letters of credit outstanding, will be paid as follows: (i) the issuance by the Company of a 5-year note in favor of First Bank, N.A., in the principal amount of $500,000 bearing interest at a rate of up to 12 percent per annum; and (ii) the balance, including an additional $200,000 in working capital financing which became available to the Company upon approval of the Plan, under a new line of credit at comparable interest rates with required monthly principal reductions of $25,000 commencing May 1, 1996. Interest under the line of credit and note is payable monthly. It has been subsequently agreed to defer reduction of the line of credit in $25,000 increments until August 1, 1996. Accordingly, the amount available to the Company under its line of credit will be reduced from $1,155,000 to $1,130,000 on August 1, 1996, and an additional $25,000 each month thereafter. The line of credit is for 13 months and must be renewed by the Company at that time. There is no assurance that such line of credit will be renewed. The Company's mortgage note issued to WDH Investments Co. (the "Mortgage Note") in principal amount of approximately $493,000 will be paid in accordance with its original terms. Unsecured trade creditors are intended to be paid in full as agreed between the creditors and the Company.

         The Company's issued and outstanding 12.5 percent Subordinated Convertible Debentures ("Debentures") in the aggregate principal amount of $1,993,000, together with accrued interest of approximately $177,000, will be exchanged for a combination of common and preferred stock. Debenture Holders will be issued one share of newly issued $0.01 par value common stock ("New Common Stock") for each $1.50 of Debenture debt owed by the Company, for a total of approximately 1,446,666 shares of New Common Stock. In addition, Debenture Holders will receive one share of $0.01 par value voting Series A Convertible Preferred Stock having a $25 redemption value per shares ("Preferred Stock") for each $100 in Debenture debt owed to them by the Company, for a total of approximately 21,700 shares of Preferred Stock. In the case of a liquidation of the Company, holders of Preferred Stock will be entitled to receive up to $25 in value from the assets available for distribution to equity stock holders before any distribution may be made to holders of New Common Stock. Dividends will be paid on the Preferred Stock at the discretion of the Board of Directors. Dividends may not be paid, however, on New Common Stock unless like dividends are paid on Preferred Stock. Each share of Preferred Stock is convertible into one share of New Common Stock voluntarily through June 1, 1999, and automatically becomes New Common Stock after June 1, 1999. The Company will effect a 1-for-3 reverse split of its no par common stock ("Old Common Stock") issued and outstanding as of the date of the Plan's confirmation into shares of New Common Stock. On April 26, 1996, the Company filed a Motion to amend the Plan of Reorganization which the Company expects will be granted. The proposed amendment is not substantive, and deals only with the mechanics of the contemplated transactions.

         The Company's Articles of Incorporation, in current form and as proposed to be amended pursuant to the Plan, authorize the Company to issue up to 5,000,000 common voting shares and up to 2,000,000 undesignated shares. A total of 3,292,689 shares of Old Common Stock and no undesignated shares are issued and outstanding. Also issued and outstanding are Debentures in the principal amount of $1,993,000, and accrued interest thereon of approximately $177,000, which are convertible into shares of Old Common Stock at $5.00 per share. After giving effect to the Plan and assuming the Debenture holders submit their Debentures in exchange for New Common Stock, a total of approximately 2,544,229 shares of New Common Stock will be issued and outstanding, and the Old Common Stock will be deemed to be void and cancelled. In addition approximately 21,700 shares of Preferred Stock will be authorized to be issued to Debenture holders upon surrender of the Debenture certificates. Under the Plan, the Debentures are no longer considered debt obligations of the Company. Debenture holders who do not surrender their certificates for New Common Stock and Preferred Stock within five years will lose all rights to receive New Common Stock and Preferred Stock.

         Unaudited information regarding the assets and liabilities of the Company as of December 31, 1995, in the form presented to the Bankruptcy Court in the Company's Second Amended Disclosure Statement dated March 13, 1996 is set forth below.

                                   A S S E T S

CURRENT ASSETS

Cash - Unrestricted
                  Petty Cash                                             304.97
                  Fist Bank - Checking                                44,301.94
                                                                ---------------
         Cash - Unrestricted..........................................44,606.91

Accounts Receivable - Trade
                  J.J Services                                         1,250.00
                  R & R Machinery                                      1,000.00
                  Top All Roofing                                        350.00
                  Alternative Sourcing                                 5,500.00
                  Twin City Flame                                        450.00
                  Coats Rental                                           250.00
                  J.E.M. Trucking                                        100.00
                  Linders Specialty Inc.                               2,900.00
                  Panel Specialties                                   21,242.00
                  2407 - Uhlig/Wuppertal                             131,206.00
                  2427 - Uhlig/Wijster                               553,190.68
                  2436 - Eastern Power                               119,482.50
                  2447 - Uhlig/Ferrostahl                            130,000.00
                  2447 - Uhlig/Wijster Insu. Cl                      171,403.86
                  2482 - Pcc                                           4,980.00
                  2489 - Nebraska                                      7,500.00
                  2492 - B & W                                         4,500.00
                  2493 - Pet.Chem Unbilled Dec                        40,600.00
                  2495 - Nalco                                         7,800.00
                  2497 - E - Product                                  16,900.00
                  2501 - Reckitte & Colman                             1,019.04
                  2502 - Born                                         13,382.40
                  2504 - Crown Iron                                   21,000.00
                  2505 - DeSemt                                       48,000.00
                  4099 - Genex                                        25,625.00
                                                                ---------------
         Accounts Receivable - Trade ..............................1,329,731.48

Allowance for Doubtful Accts
                  Allowance for Doubtful Accts                       (90,000.00)
                                                                ---------------
         Allowance for Doubtful Accts................................(90,000.00)

Inventory
                  Materials in Stock                                 145,355.75
                  2498 - Subcontractors                                  112.50
                  2502 - Subcontractors                                   50.00
                  2503 - Freight                                         630.46
                  2503 - Materials                                    86,695.54
                                                                ---------------
         Inventory...................................................232.844.25

Other Current Assets
                  Employee Advances - Steve Co                           500.00
                  Prepaid Exp                                            184.08
                  Prepaid Car Allowance                                  500.00
                  Prepaid Legal - Fred. & Byron                        1,612.50
                  Prepaid Insurance - Liabilit                        15,103.93
                  Prepaid Insurance - Work Com                        11,128.85
                  VAT Refund Claim(47247DM)                                0.01
                                                                ---------------
         Other Current Assets.........................................29,029.37

TOTAL CURRENT ASSETS...............................................1,546,212.01

FIXED ASSETS

Fixed Assets - Cost
                  Land (8.431 Acres)                                  92,510.00
                  Buildings (Office Bldg and Mfgs)                   576,477.53
                  Plant Equipment                                  1,211,914.35
                  Plant Leasehold Imp. - Como ma                      19,243.21
                  Plant L/H Imp. Como East                            96,720.01
                  Plant Vehicles                                      11,666.31
                  Plant Tools                                        145,994.41
                  Plant Furn. + Off Equip.                            26,125.36
                  Office Furn. + Equip.                              127,819.16
                                                                ---------------
         Fixed Assets - Cost.......................................2,308,470.44

Fixed Assets - Accum. Deprec
                  A/D - Building                                     (63,188.13)
                  A/D - Plant Equipment                             (973,915.55)
                  A/D - Plant L/H Imp - Como ma                      (19,243.21)
                  A/D - Plant L/H Como East                          (96,720.01)
                  A/D - Plant Vehicles                               (11,666.31)
                  A/D - Plant Tools                                 (145,994.41)
                  A/D - Plant Furn. + Off Equip.                     (24,606.95)
                  A/D - Office Furn. + Equip.                       (116,010.56)
                                                                ---------------
         Fixed Assets - Accum. Deprec.............................(1,451,345.13)

TOTAL FIXED ASSETS...................................................857,125.31

OTHER ASSETS

Other Assets
                  Rent Deposit - Bobcat                                  356.00
                  Membership - Stonebrook                              2,050.00
                  Rent Deposit - Houston Offic                           245.00
                  Patent                                             300,000.00
                  A/A - 115,495; W/D - 184,505                      (300,000.00)
                                                                ---------------
         Other Assets..................................................3,651.00

TOTAL OTHER ASSETS.....................................................3,651.00


TOTAL ASSETS.......................................................2,406,988.32



                              L I A B I L I T I E S

CURRENT LIABILITIES

Current Maturities
                  Captlzed Lease Komatsu F/L                           3,537.54
                  Nsp.Light Fixture Loan                               4,534.34
                  Mortgage Note Current                                9,953.23
                                                                ---------------
         Current Maturities...........................................18,025.11

Notes Payable
                  First Bank - Line of Credit                      1,050,000.00
                                                                ---------------
         Notes Payable.............................................1,050,000.00

Customers Progress Payments
                  2498 - Agrium                                      128,000.00
                  2502 - Born                                         13,382.40
                  2503 - Jgc                                         355,000.00
                  2504 - Crown Iron                                   21,000.00
                  2505 - DeSmet                                       48,000.00
                                                                ---------------
         Customers Progress Payments.................................565,382.40

Accounts Payable
                  Accounts Payable - Trade                           228,793.54
                  A/P - Uhlig/Lentjes                                311,310.90
                  A/P - Uhlig/Lentjes                                400,822.41
                  A/P - Uhlig/Lentjes Transl.A                        24,228.00
                                                                ---------------
         Accounts Payable............................................965,154.95

Como Prop. Rent Deposit
                  R & R Machinery                                        600.00
                  J & J Services                                         500.00
                                                                ---------------
         Como Prop. Rent Deposit.......................................1,100.00

Interest Payable
                  LOC Guarantor Fee                                    3,020.63
                  First Bank                                          10,068.75
                  Debentures - 1995                                  155,665.00
                  Mortgage Interest Pay                                1,623.59
                                                                ---------------
         Interest Payable............................................170,377.97

Commissions Payable
                  Kruger                                              11,352.08
                  Combustion Kinetics                                  4,891.50
                  Lind berg Equipmt                                      887.25
                  Berg Johnson                                           887.25
                  Neukam Project Gesellsch                            80,007.00
                  Power Technology Services                              492.00
                  DrewTec Company                                      7,584.70
                  Gould - Kramer (PA)                                    313.80
                  Tompkins & Kramer (CL)                               5,922.00
                  Gould - Kramer (CL)                                  2,454.27
                  Combustion & Energy                                  9,484.20
                  Energy Trans.                                        2,131.50
                  Liniger Western                                        443.00
                  Mazza/White Equipment Co.                              418.40
                  Peter Matuszek                                      10,036.82
                  Controlled Environment                               1,063.64
                                                                ---------------
         Commissions Payable.........................................138,369.51

Warranty
                  Warranty Reserve                                   200,000.00
                                                                ---------------
         Warranty....................................................200,000.00

Other Accrued Expenses
                  Accrued Bonuses - Hourly                               353.03
                  Fed. Income Tax W/H                                  5,901.24
                  Minnesota State Income Tax W                         2,093.35
                  FICA - Employer Portion Paya                         2,218.04
                  FICA - Employee W/H                                  2,218.04
                  401(K) W/H                                           5,048.05
                  FUTA Payable                                           597.52
                  SUTA Payable                                           812.58
                  MN Sales Tax                                         1,378.00
                  Accrued Vacation Pay                                 4,647.08
                  Accrued Vacation Pay - Salarie                      25,197.77
                  Directors Fees                                      11,000.00
                  401(K) Accrued Eplyr. Contr.                         1,759.14
                  Accrued Legal                                       22,762.20
                  Accrued Accounting/Audit                            25,600.00
                  Accrued Utilities - gas                              7,447.81
                  Accrued Utilities - electric                         4,000.00
                  Accrued Travel                                      45,808.71
                  Accrued R.E. Taxes                                  42,423.44
                  Clearance                                           12,376.35
                                                                ---------------
         Other Accrued Liabilities...................................224,642.35

TOTAL CURRENT LIABILITIES..........................................3,333,052.29

NON CURRENT LIABILITIES

Debentures
                  12 1/2 Sub. Conv. Debentures                     1,993,000.00
                  L/T Lease Pay - Kometsu F/L                         12,842.91
                  L/T Nsp.Light Fix. Loan                              2,115.13
                  L/T Mortgage Note Non Current                      483,889.58
                                                                ---------------
         Debentures................................................2,491.847.62

TOTAL NON CURRENT LIABILITIES......................................2,491,847.62


TOTAL LIABILITIES..................................................5,824,899.91


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

2.1 Amended Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code of North Atlantic Technologies, Inc., dated March 8, 1996, as confirmed by the United States Bankruptcy Court, District of Minnesota on April 19, 1996, which includes the Second Amended Disclosure Statement dated March 13, 1996 (without exhibits).

10.1 Notice of Hearing and Motion for an Order Authorizing Debtor to Modify Debtor's Amended Plan of Reorganization, Authorization Limited Notice and Expedited Hearing, dated April 25, 1996, and filed April 26, 1996.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTH ATLANTIC TECHNOLOGIES, INC.


Dated:  May 6, 1996                By:    /s/ Bruce A. Watson
                                        ----------------------
                                        Bruce A. Watson
                                        President and Chief Executive Officer


                        NORTH ATLANTIC TECHNOLOGIES, INC.

                           CURRENT REPORT ON FORM 8-K


                                INDEX TO EXHIBITS

ITEM                       DESCRIPTION                                      PAGE

2.1 Amended Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code of North Atlantic Technologies, Inc. dated March 8, 1996, as confirmed by the United States Bankruptcy Court, District of Minnesota on April 19, 1996, which includes the Second Amended Disclosure Statement dated March 13, 1996. (The Historical Balance Sheet, Current Balance Sheet, Cash Flow Projections, and Pro Forma Balance Sheet and Liquidation Analysis attached to the Second Amended Disclosure Statement as exhibits are not included and will be provided to the Securities and Exchange Commission upon request.)

10.1     Notice of Hearing and Motion for an Order Authorizing
         Debtor to Modify Debtor's Amended Plan or Reorganization, Authorizing Limited Notice and Expedited Hearing, dated
         April 25, 1996, and filed April 26, 1996.